UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2008

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 South Ridgewood Avenue, Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (386) 252-9601

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 20, 2008, Brown & Brown, Inc. issued a press release announcing its results of operations for the third quarter ended September 30, 2008.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On October 14, 2008, Brown & Brown, Inc. released certain preliminary incomplete financial data for the third quarter ended September 30, 2008.  A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 2.02 of this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following are furnished herewith:

Exhibit No.                            Description

99.1                                         Press Release dated October 20, 2008.

99.2                                         Press Release dated October 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown & Brown, Inc.

(Registrant)

Date:    October 20, 2008                                                     By:  /s/ Cory T. Walker

                                                                                                      Cory T. Walker

      Sr. Vice President, Chief Financial Officer and

      Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 20, 2008.
99.2	Press Release dated October 14, 2008.

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